Exhibit 10.1
EXECUTION COPY

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”), dated as of March 31, 2020, is by and among Greif Receivables Funding LLC (the “Company”), Greif Packaging LLC (“Greif Packaging”), Custom Packaging Group LLC, formerly known as Caraustar Custom Packaging Group, Inc. (“Caraustar Custom”), the other Originators party hereto, Greif, Inc. (“Greif”), the Investors, Administrators and Managing Agents party hereto and Bank of America, N.A. (“BANA”), as Agent (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Sale Agreement (as defined below) or, if not defined therein, as set forth in the Transfer and Administration Agreement (as defined below).

Background

1.Grief Packaging and Caraustar Custom, each as an Originator, the other Originators party thereto and the Company, as the SPV, are parties to that certain Third Amended and Restated Sale Agreement, dated as of September 24, 2019 (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”);

2.In connection with the proposed sale of Caraustar Custom's equity interests by Caraustar Consumer Products Group, LLC, Caraustar Custom desires to repurchase from the Company (the “First Tier Repurchase”) all of the outstanding Receivables originated by Caraustar Custom and previously sold or contributed by Caraustar Custom to the Company under the Sale Agreement (the “Subject Receivables”), and, upon the completion of the First Tier Repurchase and the Second Tier Repurchase (as defined below), Caraustar Custom desires to be removed as a party to the Sale Agreement and the Transfer and Administration Agreement;

3.The Company, as seller, Greif Packaging, as servicer (in such capacity, the “Servicer”), the Originators from time to time party thereto, the various Investor Groups, Managing Agents and Administrators from time to time party thereto and BANA, as a Committed Investor, a Managing Agent, an Administrator and the Agent, are parties to that certain Third Amended and Restated Transfer and Administration Agreement, dated as of September 24, 2019 (as amended, supplemented or otherwise modified from time to time, the “Transfer and Administration Agreement”);

4.Greif, as Guarantor, is party to that certain Third Amended and Restated Guaranty, dated as of September 24, 2019 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Agent and each Beneficiary (as defined in the Guaranty); and

5.The Company desires to repurchase from the Agent (the “Second Tier Repurchase”) the Subject Receivables previously transferred or pledged by the Company to the Agent under the Transfer and Administration Agreement for the purpose of facilitating the First Tier Repurchase.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Second Tier Repurchase. On the Effective Date (as defined below), the Agent and the Investors hereby sell, assign and transfer to the Company, without recourse and without representation and warranty (other than as set forth in Section 9(c)), and the Company hereby purchases and accepts all of the Agent’s and the Investors’ right, title and interest in and to the following (collectively, the “Second Tier Repurchase Assets”):

(a)each Subject Receivable; and

(b)all rights to, and obligations under, all Related Security with respect to each such Subject Receivable.

For the avoidance of doubt, the Agent and Investors are not hereby releasing their interests in the Collections resulting from payment of the First Tier Repurchase Price as contemplated by Section 3 below.

Section 2. First Tier Repurchase. (a) On the Effective Date, (i) as consideration for the sale of the Subject Receivables, Caraustar Custom shall pay to the Company a purchase price to be mutually agreed upon by Caraustar Custom and the Company (the “First Tier Repurchase Price”) (which each of Caraustar Custom and the Company agrees will represent the fair market value of the First Tier Repurchase Assets (as defined below) and shall be less than or equal to the Prepayment Amount and the Deferred Purchase Price payable to Caraustar Custom from the Company) and (ii) the Company hereby sells, assigns and transfers, without recourse and without representation and warranty, to Caraustar Custom, and Caraustar Custom hereby purchases and accepts all of the Company’s right, title and interest in and to the following (collectively, the “First Tier Repurchase Assets”):

(a)each Subject Receivable; and

(b)all rights to, and obligations under, all Related Assets with respect to such Subject Receivable.

Section 3. Payment and Application of the First Tier Repurchase Price. On the Effective Date and prior to giving effect to the Second Tier Repurchase and the First Tier Repurchase, Caraustar Custom shall pay a portion of the First Tier Repurchase Price in an amount equal to the Prepayment Amount (as defined below) to the Agent, on behalf of the Investors, by wire transfer of immediately available funds, and such portion of the First Tier Repurchase Price shall constitute, and shall be treated as, Collections for all purposes. Each of the Company and Caraustar Custom hereby agree that the portion of the First Tier Repurchase Price in excess of the Prepayment Amount shall be netted against the Company’s obligation to pay the outstanding Deferred Purchase Price to Caraustar Custom for any previously Conveyed Receivables under the Sale Agreement. After the payment of the cash portion of the First Tier Repurchase Price and the giving of effect of the netting arrangement described in the preceding sentence, in each case, pursuant to, and in accordance with, this Section 3, the Company and Caraustar Custom acknowledge and agree that all of the obligations of the Company owing to Caraustar Custom under the Sale Agreement have been satisfied and irrevocably and unconditionally discharged in full.

Section 4. Mandatory Prepayment. On the Effective Date and in connection with the transaction contemplated hereby, the Company shall reduce the Net Investment by $19,441,941 (the “Prepayment Amount”) in accordance with Section 2.13 of the Transfer and Administration Agreement by causing Caraustar Custom to pay the cash portion of the First Tier Repurchase Price in an amount equal to the Prepayment Amount to the Agent, on behalf of the Investors. Solely with respect to such reduction of the Net Investment on the Effective Date, the parties hereto waive the one (1) Business Day notice requirement set forth in Section 2.13(b) of the Transfer and Administration Agreement and agree that the Servicer shall make the related payments under Section 2.13(c) of the Transfer and Administration Agreement on the Effective Date (rather than at least one (1) Business Day after the date of the notice contemplated by such Section 2.13(b)).

Section 5. Removal of Caraustar Custom. On the Effective Date, Caraustar Custom shall cease to be a party to the Sale Agreement and the Transfer and Administration Agreement as an Originator thereunder; it being understood and agreed that, immediately prior to giving effect to the foregoing removal of Caraustar Custom as a party to the Sale Agreement and the Transfer and Administration Agreement, Grief Packaging, as Originator, shall assume all of Caraustar Custom’s duties, obligations and liabilities under the Sale Agreement, the Transfer and Administration Agreement and the other Transaction Documents. After giving effect to such removal and such assumption, Caraustar Custom shall have no further rights, duties or obligations under the Sale Agreement, the Transfer and Administration Agreement or any other Transaction Document. After giving effect to this Assignment Agreement, Grief Packaging, Delta Petroleum Company, Inc., American Flange & Manufacturing Co. Inc., Caraustar Mill Group, Inc., Caraustar Industrial and Consumer Products Group, Inc., Caraustar Recovered Fiber Group, Inc., The Newark Group, Inc., Caraustar Consumer Products Group, LLC, Tama Paperboard, LLC, and Cascade Paper Converters Co. shall be the sole Originators remaining party to the Sale Agreement and the Transfer and Administration Agreement.

Section 6. Waiver.

(a)The Servicer and Company hereby request and each of the Agent, Investors and Managing Agents party hereto, hereby agrees to waive from the date hereof through the six month anniversary of the date hereof (the “Waiver Period”) any Servicer Default, Potential Termination Event or Termination Event (collectively, the “Applicable Defaults”) arising solely from collections on the Subject Receivables and any other Receivables originated by Caraustar Custom being deposited or credited to a Blocked Account (the “Subject Receivable Collections”) during the Waiver Period (the “Collections Waiver”); provided that the Collections Waiver set forth in this Section 6 shall only apply if (x) within 30 days of the Effective Date, the Servicer shall have instructed all Obligors of the Subject Receivables and any other Receivables originated by

Caraustar Custom to make payments on such Receivables to an account other than a Blocked Account and (y) all Subject Receivable Collections which have been deposited or credited to a Blocked Account are transferred by the Company or the Servicer to an account other than a Blocked Account within three (3) days of the date of such deposit or credit thereof to the applicable Blocked Account (the “Waiver Condition”); provided, further, that, upon two (2) Business Days’ prior written notice to the Company, the Agent may in its sole discretion shorten such three (3) day period so long as such period is no more frequent that once each Business Day. If at any time during the Waiver Period the Waiver Condition is not satisfied, the Collections Waiver set forth in this Section 6 shall be revoked and ineffective for the entirety of the Waiver Period. The Company and the Servicer each hereby agrees to transfer the Subject Receivable Collections from the Blocked Accounts to or at the direction of Caraustar Custom in accordance with this clause (a).

(b)Caraustar Custom hereby notifies the Agent, Investors and Administrators that Caraustar Custom changed its name to “Custom Packaging Group LLC” on March 31, 2020 (the “Name Change”) and that Caraustar Custom did not provide the Agent, the Company and each Managing Agent with the documents, instruments or agreements, executed by Caraustar Custom as are necessary to reflect the Name Change at least 30 days prior to the Name Change in accordance with Section 6.3(g) of the Sale Agreement (the “Name Change Requirement”). The Company, the Servicer and Caraustar Custom hereby request and each of the Agent, Investors and Managing Agents party hereto, hereby agrees to waive Caraustar Custom’s failure to satisfy the Name Change Requirement with respect to the Name Change (the “Name Change Waiver”).

(c)Each of the Collections Waiver and the Name Change Waiver is a one-time waiver and shall not be construed to be a waiver of or to in any way obligate the Agent, any Managing Agent or any Committed Investor to waive any other Servicer Default, Potential Termination Event or Termination Event that may currently exist or occur hereafter. The Agent hereby expressly reserves, on behalf of itself and the Investors, all rights, powers and/or remedies, whether under and with respect to the Transfer and Administration Agreement, the Sale Agreement and the other Transaction Documents and/or applicable law, from and after the end of the Waiver Period with respect to the Applicable Defaults and during the Waiver Period if the Waiver Condition is no longer satisfied and otherwise, including, without limitation, the right to exercise any right or remedy arising on account of the continuance of an Applicable Default after the end of the Waiver Period or when the Waiver Condition is no longer satisfied; provided, however, no such rights, powers or remedies shall have any effect on the sale, assignment and transfer of the Subject Receivables as contemplated hereby or the release of Caraustar Custom contemplated under Section 5.

Section 7. Conditions to Effectiveness. This Assignment Agreement shall be effective on the date (the “Effective Date”) on which the Agent shall have received the following:

(a)executed counterparts of this Assignment Agreement by each party hereto;

(b)a pro forma Servicer Report as of February 29, 2020 that excludes all of the Subject Receivables; and

(c)evidence that Caraustar Custom shall have paid the cash portion of the First Tier Repurchase Price in an amount equal to the Prepayment Amount to the Agent, on behalf of the Investors.

Section 8. Termination of Security Interest. Upon the Agent’s receipt of the Prepayment Amount from Caraustar Custom, (i) the Agent and each Investor hereby release their ownership and/or security interest in the Second Tier Repurchase Assets, and the Company hereby releases its ownership and/or security interest in the First Tier Repurchase Assets and (ii) the Agent, on behalf of each Investor, hereby authorizes its counsel, the Company, the Company’s counsel or designee to file the UCC termination statement attached hereto as Exhibit A.

Section 9. Representations and Warranties.

(a)Each of the Company, each Originator party hereto, the Servicer and Greif represents and warrants to each Committed Investor, each Managing Agent and the Agent that it has the full corporate power and authority to execute and deliver this Assignment Agreement and to perform its obligations hereunder and that this Assignment Agreement has been duly and validly executed and delivered by it and constitutes a legal, valid and binding obligation of such party enforceable against it in accordance with its terms.

(b)The Company and Greif Packaging each represents and warrants to each Committed Investor, each Managing Agent and the Agent that, both immediately before and after giving effect to this Assignment Agreement, no Termination Event, Potential Termination Event or Servicer Default shall exist.

(c)Each of the Agent and the Investors represents and warrants to the Company and Caraustar Custom that it has not transferred any interest in any Second Tier Repurchase Assets to any Person (other than the Company pursuant to this Agreement) or granted any security interest or other encumbrance on its interests in the Second Tier Repurchase Assets.

(d)The Company and the Servicer each represents and warrants to Caraustar Custom that immediately after giving effect to this Assignment Agreement, that Caraustar Custom will have title to the First Tier Repurchase Assets, free and clear of any security interest or other encumbrance.

Section 10. Acknowledgment and Consent. By executing a counterpart hereto, each of the parties hereto acknowledges and consents to the transfers contemplated herein.

Section 11. Successors and Assigns. This Assignment Agreement shall be binding upon each party hereto and each such party’s successors and assigns, and shall inure to the benefit of each such party and their respective successors and assigns. A copy of this Assignment Agreement shall be given to a successor or assign of the Agent.

Section 12. Counterparts. This Assignment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or e-mail of an executed signature page of this Assignment Agreement shall be effective as delivery of an executed counterpart hereof.

Section 13. Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 14. Reaffirmation of Guaranty. Greif reaffirms all covenants, guarantees, representations and warranties made by it in the Guaranty and agrees that all such covenants, guarantees, representations and warranties shall be deemed to have been remade as of the Effective Date.

(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have caused this Assignment Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

GREIF RECEIVABLES FUNDING LLC

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

CUSTOM PACKAGING GROUP LLC (F/K/A CARAUSTAR CUSTOM PACKAGING GROUP, INC.)

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

GREIF PACKAGING LLC

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

DELTA PETROLEUM COMPANY, INC.,

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

AMERICAN FLANGE & MANUFACTURING CO. INC.,

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

CARAUSTAR MILL GROUP, INC.

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

CARAUSTAR RECOVERED FIBER GROUP, INC.

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

THE NEWARK GROUP, INC.

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

CARAUSTAR CONSUMER PRODUCTS GROUP, LLC

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

CASCADE PAPER CONVERTERS CO.

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

TAMA PAPERBOARD, LLC

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

GREIF, INC.

By:  /s/ DAVID C. LLOYD
Name:  David C. Lloyd
Title:  Vice President and Treasurer

BANK OF AMERICA, N.A.,
as a Committed Investor, a Managing Agent, an Administrator and the Agent

By:  /s/ Willem Van Beek
Name:  Willem Van Beek
Title:  Senior Vice President

MUFG BANK. LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Committed Investor, a Managing Agent and an Administrator

By:  /s/ Eric Williams
Name:  Eric Williams
Title:  Managing Director

THE TORONTO DOMINION BANK,
as a Committed Investor, a Managing Agent and an Administrator

By:  /s/ Luna Mills
Name:  Luna Mills
Title:  Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO DOMINION BANK,
as a Conduit Investor

By:  /s/ Luna Mills
Name:  Luna Mills
Title:  Managing Director

Exhibit A

UCC Termination Statement

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20196633007, initially filed with DE SOS 09/24/19

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☑ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS | CITY | STATE | POSTAL CODE | COUNTRY

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)

If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Bank of America, N.A., as Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
File with Delaware Secretary of State Matter No.: 13433265-37 MB: 736682533 Debtor: Caraustar Custom Packaging Group, Inc.

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)